UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

February 28, 2024
Date of Report (Date of earliest event reported)
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CAPITAL ONE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware		001-13300	54-1719854
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)
1680 Capital One Drive,
McLean,	Virginia		22102
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (703) 720-1000
(Not applicable)
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock (par value $.01 per share)	COF	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series I	COF PRI	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series J	COF PRJ	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series K	COF PRK	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series L	COF PRL	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series N	COF PRN	New York Stock Exchange
0.800% Senior Notes Due 2024	COF24	New York Stock Exchange
1.650% Senior Notes Due 2029	COF29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
(d) On February 28, 2024, the Board of Directors (the “Board”) of Capital One Financial Corporation (the “Company”) appointed Suni P. Harford to serve as a director, effective April 1, 2024. The size of the Board was increased to thirteen members in connection with the appointment. Ms. Harford has been appointed to serve on the Audit Committee and the Risk Committee of the Board and will stand for election by the Company’s stockholders at the Annual Meeting of Stockholders in May 2024.
Ms. Harford was not selected as a director pursuant to any arrangement or understanding between her and any other person and there are no related party transactions between the Company and Ms. Harford. She will receive compensation for her service on the Board in accordance with the standard compensatory arrangement described in the Company’s proxy statement filed on March 22, 2023 for non-employee directors, pro-rated for service until the Annual Meeting of Stockholders in May 2024.

Item 7.01    Regulation FD Disclosure.
On February 29, 2024, the Company issued a press release announcing the appointment of Ms. Harford to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Note: Information in this report furnished pursuant to Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly stated by specific reference in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 29, 2024
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Date: February 29, 2024	By:	/s/ Matthew W. Cooper
Matthew W. Cooper
General Counsel and Corporate Secretary

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